                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 15, 2004


                 CHASE MANHATTAN AUTO OWNER TRUST, SERIES 2001-B
 ------------------------------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
 ------------------------------------------------------------------------------
           (Exact name of the registrant as specified in its charter)


       United States                    333-60994                22-2382028
----------------------------    -------------------------    -------------------
(State or other jurisdiction    (Commission File Numbers)       (IRS Employer
     of incorporation)                                       Identification No.)


          White Clay Center, Building 200, Newark, DE           19711
          -------------------------------------------        ----------
          (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of the Chase Manhattan Auto Owner Trust, Series 2001-B ("Series 2001-B"), which issued multiple classes of Asset Backed Securities.

         On March 15, 2004, JPMorgan Chase Bank, as Paying Agent, made the payments to the holders of the Securities of Series 2001-B contemplated by the related Indenture. A copy of the Monthly Statement to Securityholders with respect to such distribution, delivered pursuant to the related Sale and Servicing Agreement, is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits          Description
            --------          -----------
            20.1              Monthly Statement to Securityholders with respect
                              to the March 15, 2004 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 15, 2004

                                   By: CHASE MANHATTAN BANK USA,
                                   NATIONAL ASSOCIATION,
                                   as Servicer


                                   By:  /s/ Patricia M. Garvey
                                   -----------------------------------
                                   Name:    Patricia M. Garvey
                                   Title:   Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.        Description
-----------        -----------------
20.1               Monthly Statement to Securityholders on March 15, 2004.